UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 10, 2025

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2025, the Board of Directors (the "Board") of TriMas Corporation, a Delaware corporation (the "Company"), appointed Shawn Sedaghat as a Class III director of the Company. The Board has determined that Mr. Sedagaht is an independent director under the NASDAQ listing standards and the Company's independence guidelines, as set forth in its Corporate Governance Guidelines. Mr. Sedaghat has joined the Governance and Nominating Committee of the Board effective February 10, 2025.

Mr. Sedaghat currently serves as the Chairman of the Board of Directors of Trend International Holding AG, an investment holding company with interests in real estate, public and private debt, equity and other investments, including ownership in TriMas. Mr. Sedaghat has over four decades of global experience in the packaging industry, beginning in 1984 when he co-founded SEDA Specialty Packaging Corp. (“SEDA”), a manufacturer of plastic packaging products. He served as Chairman of the Board and CEO of SEDA from 1995 until its sale to CCL Industries Inc. (“CCL”) in 1997. Following the sale, Mr. Sedaghat became a divisional President and served as a member of CCL’s Board of Directors through 1999, at which time he became a consultant for CCL. After leaving his role as a consultant at CCL, in 2001, Mr. Sedaghat founded PKG Group, LLC (“PKG”), a dispensing and packaging company, and served as PKG’s CEO until 2015. In 2005, while leading PKG, Mr. Sedaghat also founded Gotha Cosmetics S.R.L. (“Gotha”) and served as its CEO from 2005 to 2008 and again from 2015 to 2017. He also held the role of Chairman of Gotha Cosmetics USA, Inc. from 2017 to 2019, and has served on the Board of Directors of Gotha since its inception. In late 2016, Mr. Sedaghat sold a majority stake in Gotha and formed a partnership with Capvis AG (formerly Capvis Equity Partners AG), a leading Swiss private equity firm, to expand Gotha’s operations, research and development capabilities, and growth initiatives.
As a Class III director, the initial term for Mr. Sedaghat will expire at the Company's 2027 annual meeting of shareholders. As a non-employee director, Mr. Sedaghat will receive compensation in the same manner as the Company's other non-employee directors, which compensation the Company previously disclosed in its Proxy Statement for the Company's 2024 annual meeting of shareholders filed with the Securities and Exchange Commission on March 28, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	February 11, 2025	By:	/s/ Jodi F. Robin
		Name:	Jodi F. Robin
		Title:	General Counsel and Secretary